EXHIBIT 32.1

GENERATION NEXT FRANCHISE BRANDS, INC.

CERTIFICATION OF

PRINCIPAL EXECUTIVE AND FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. §1350

(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the Annual Report of Generation NEXT Franchise Brands, Inc. (the “Company”) on Form 10-K for the year ended June 30, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Arthur S. Budman, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 29, 2017	By:	/s/ Arthur S. Budman
Arthur S. Budman
Chief Executive Officer (Principal Executive Officer) and Chief Financial Officer (Principal Financial Officer)